UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2024

BUNGE GLOBAL SA
(Exact name of registrant as specified in its charter)

Switzerland	000-56607	98-1743397
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Route de Florissant 13,
1206 Geneva, Switzerland	N/A
(Address of registered office and principal executive office)	(Zip Code)

1391 Timberlake Manor Parkway
Chesterfield, MO	63017
(Address of corporate headquarters)	(Zip Code)

(314) 292-2000

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Registered Shares, par value $0.01 per share	BG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously announced, on June 13, 2023, Bunge Global SA (the “Company”) entered into a definitive business combination agreement with Viterra Limited (“Viterra”) and its shareholders including certain affiliates of Glencore PLC, Canada Pension Plan Investment Board, and British Columbia Investment Management Corporation (collectively, the ”Sellers”), to acquire Viterra in a stock and cash transaction (the “Acquisition”). The company’s shareholders approved the Acquisition at an extraordinary general meeting held on October 5, 2023. The closing of the Acquisition is subject to the satisfaction of regulatory approvals and other customary closing conditions.

This Current Report on Form 8-K is being filed to provide the financial statements and pro forma information referred to in Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited consolidated financial statements of Viterra as at and for the years ended December 31, 2023 and 2022, and the related Independent Auditor's Report are filed herewith as Exhibit 99.1 and are incorporated by reference into this item 9.01(a), and the unaudited condensed consolidated statements of financial position as of June 30, 2024 and December 31, 2023, and the unaudited condensed consolidated statements of income, comprehensive income, cash flows, and changes in equity for the six months ended June 30, 2024 and June 30, 2023 are filed herewith as Exhibit 99.2 and are incorporated by reference into this item 9.01(a).

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial statements as at and for the six months ended June 30, 2024, and for the year ended December 31, 2023, is filed herewith as Exhibit 99.3 and is incorporated by reference into this item 9.01(b).

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte LLP

99.1	Audited consolidated financial statements of Viterra as at and for the years ended December 31, 2023 and December 31, 2022, and the related Independent Auditor's Report

99.2	Unaudited condensed consolidated statements of financial position as of June 30, 2024 and December 31, 2023, and the unaudited condensed consolidated statements of income, comprehensive income, cash flows, and changes in equity for the six months ended June 30, 2024 and June 30, 2023

99.3	Unaudited pro forma condensed combined financial information as at and for the six months ended June 30, 2024, and for the year ended December 31, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUNGE GLOBAL SA

Date: September 9, 2024	By:	/s/Lisa Ware-Alexander
Lisa Ware-Alexander
Secretary